UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Sierra Resource Group, Inc.
(Exact Name of Small Business Issuer in its Charter)

Date of earliest event reported:
April 21, 2011

Nevada	000-25301	88-0413922
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

9550 S. Eastern Avenue, Suite 253, Las Vegas, Nevada 89123
 (Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (702) 462-7285

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

At its annual meeting of the stockholders on April 21, 2011, as tabulated in Item 5.07, below, (which tabulation is incorporated herein by reference) a majority of stockholders of Sierra Resource Group Inc. (the “Company”) approved the Copper Cathode Sale and Purchase Agreement (the “Agreement”) by and between the Company and Harmony Mining Ltd. (“Harmony”). The terms of the Agreement include:

(a)           The Company will sell the maximum 1-year capacity (approximately 5,040,000 lbs of copper cathode) at a discount to the current market price of copper, with delivery to begin no later than 3 months from the date that all mining permits and licenses have been granted to the Company.

(b)           The Company will receive assistance in monetizing the definitive agreement through a guaranty by Harmony of a bank credit line of a minimum of $6,000,000. The terms of the credit line have not yet been negotiated.

(c)           10,000,000 shares of the Company’s Preferred Stock (the “Preferred Stock”) will be issued in escrow, as security, to be issued to Harmony only in the event of a default by the Company.

(d)           In the event of a default by the Company on the bank credit line or the Agreement, the Preferred Stock would be issued to Harmony and would carry voting rights of 100 votes per each share of Preferred Stock, i.e. an equivalent of the voting power of 1,000,000,000 shares of Common Stock. A default by the Company, then, would result in Harmony obtaining voting control of the Company.

(e)           When the Company has fulfilled its obligations pursuant to the credit line and delivered the copper cathode in accordance with the terms of the Agreement, each share of Preferred Stock will automatically convert to 4 shares of Class B Common Stock (a new class of our Common Stock), which would be issued to Harmony. Therefore, an aggregate of 40,000,000 shares of Class B Common Stock would issue to Harmony.

(f)           The Company will offer all Class A Common Stock (our current Common Stock) shareholders the right to convert their shares on a 3-for-1 basis (i.e. 3 Class A shares would be exchanged for 1 Class B share). Therefore, a maximum of approximately 39,000,000 shares would issue to the holders of Class A Common Stock. In the event that less than eighty percent (80%) of Class A Common Stock shareholders do not convert to Class B Common Stock during a sixty (60) day conversion period, then Harmony or its designees shall vote its shares to close the conversion period and to cause the Company to revise its Articles of Incorporation to provide that each share of Class B Common Stock shall have two (2) votes and each share of Class A Common Stock shall have one (1) vote.

The foregoing is a summary description of certain of the terms of the above-referenced Agreement. It does not purport to be a complete description of the parties’ rights and obligations under the Agreement or the transactions contemplated by the Agreement. This description is qualified in its entirety by the terms of the Agreement, filed as Exhibit 10.1 to this Report.

The preliminary voting results disclosed under Item 5.07 below are not final. The Company will file an amendment to its Current Report on Form 8-K under Item 5.07 to disclose the final voting results for the matters submitted at the annual meeting within four business days after the final voting results are known to the Company.

Section 3 – Securities and Trading Markets

Item 3.03.  Material Modification to Rights of Security Holders

The description of the terms of the material definitive agreement approved by a majority of the Company’s stockholders at its annual meeting of the stockholders held on April 21, 2011, materially modifying the rights of the Company’s stockholders and set forth in Item 1.01, above, is hereby incorporated by reference. The vote is tabulated in Item 5.07, below, which tabulation is incorporated herein by reference.

The description of the terms of the amendment to the Company’s Articles of Incorporation approved by a majority of the Company’s stockholders at its annual meeting of the stockholders held on April 21, 2011, materially modifying the rights of the Company’s stockholders and set forth in Item 5.03, below, is hereby incorporated by reference. The vote is tabulated in Item 5.07, below, which tabulation is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Articles of Incorporation

On June 1, 2010, the Company amended its Articles of Incorporation, increasing the number of authorized shares of capital stock, par value $0.001, from 25,000,000 shares to 160,000,000, of which 150,000,000 shares were designated as common stock and 10,000,000 shares were designated as “blank check” preferred stock  pursuant to the Definitive Schedule 14C filed by the Company on May 11, 2010. On March 21, 2011, the Company filed its Definitive Schedule 14C authorizing the increase of its authorized shares of capital stock, par value $0.001, from 150,000,000 shares to 260,000,000 shares, of which 250,000,000 shares were to be designated as common stock and 10,000,000 shares were still designated as “blank check” preferred stock. However, the Company did not file the amendment with the Nevada Secretary of State, so the number of authorized shares of capital stock remained 160,000,000 shares, par value $0.001.

At its annual meeting of the stockholders held on April 21, 2011, pursuant to a stockholder proposal, a majority of the stockholders of the Company voted to approve an amendment to the Company’s Articles of Incorporation, as amended (the “Articles”), to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 160,000,000 shares to 460,000,000 shares. The amendment also created two classes of common stock of the corporation and designated 250,000,000 shares to the Class A common stock and 200,000,000 shares to the Class B common stock. The holders of common stock shall vote together as a class; however, every holder of the outstanding shares of the Class A common stock shall be entitled to cast one (1) vote for each share of Class A common stock held, while every holder of any outstanding shares of the Class B common stock shall be entitled to cast two (2) votes for each share of Class B common stock held. The amendment does not change the number of shares designated as preferred stock or any other provision governing the preferred stock. This description is qualified in its entirety by the terms of the Amendment, which is filed as Exhibit 3.1 hereto and is incorporated by reference herein. The vote is tabulated in Item 5.07, below, which tabulation is incorporated herein by reference. The Amendment will become effective upon filing with the Nevada Secretary of State.

Amendments to Bylaws

At its annual meeting of the stockholders held on April 21, 2011, proposals presented by a stockholder, and not pursuant to any recommendation or solicitation of proxies by the directors of the Company, were approved by a majority of the stockholders, amending the Company’s Bylaws as described in Item 5.07, below, which description is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On April 21, 2011, the Company held its annual meeting of the stockholders. At the meeting, the Company's shareholders voted on the election of directors and on the approval of a proposed financing transaction, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed on April 11, 2011, and cast their votes as described below.

The preliminary voting results disclosed under this Item 5.07 below are not final. The Company will file an amendment to its Current Report on Form 8-K under Item 5.07 to disclose the final voting results for the matters submitted at the annual meeting within four business days after the final voting results are known to the Company.

Proposal No. 1: Election of Directors.

The Company's stockholders elected each of the persons listed below to serve as a director of the Company for a term that will continue until the next annual meeting of stockholders or until his or her successor has been duly elected and qualified or the director's earlier resignation, death or removal:

Name	Votes FOR	Votes AGAINST	Votes WITHHELD	Broker Non-Votes
R. Patrick Champney	65,514,300	0	75,555	0
James M. Stonehouse	65,514,300	0	75,555	0
Georges Juilland	65,514,300	0	70,555	0
Luis Munoz	65,514,300	0	87,555	0
Timothy Benjamin	65,514,300	0	69,555	0
Ricardo Cordón	65,514,300	0	87,555	0
Michel Rowland	65,514,300	0	73,555	0

Proposal No. 2: Approval of Proposed Financing Transaction.

The description of the material definitive agreement constituting the proposed financing transaction set forth in Item 1.01 is hereby incorporated by reference. The stockholders approved the proposal as follows:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
65,514,300	27,855	18,200	0

Stockholder Proposals

At its annual meeting of the stockholders held on April 21, 2011, a number of proposals were presented by a stockholder. These proposals duly came before the meeting, not pursuant to any recommendation or solicitation of proxies by the directors of the Company, and a majority of the stockholders of the Company voted to approve to approve them as set forth below.

Stockholder Proposal No.1: Approval of an Amendment to the Articles of Incorporation.

At its annual meeting of the stockholders held on April 21, 2011, pursuant to a stockholder proposal and not pursuant to any recommendation or solicitation of proxies by the directors of the Company, a majority of the stockholders of the Company voted to approve an amendment to the Company’s Articles of Incorporation. The description of the Amendment set forth in Item 5.03 is hereby incorporated by reference. The stockholders approved the proposal as follows:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
65,514,300	0	0	0

Stockholder Proposal No. 2: Approval of an Amendment to the Bylaws.

At its annual meeting of the stockholders held on April 21, 2011, pursuant to a stockholder proposal and not pursuant to any recommendation or solicitation of proxies by the directors of the Company, a majority of the stockholders of the Company voted to approve an amendment to the Company’s Bylaws as follows:

WHEREAS, it is deemed by a majority of the outstanding shares of this corporation to be in the best interests of the shareholders and of the corporation to amend the Bylaws to provide for the establishment of branch offices as follows;

RESOLVED, that Article I Section 2 of the Bylaws is hereby amended as follows: “The Company’s management, without further authorization of the Board of Directors, may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.”

RESOLVED FURTHER, that this amendment of the Bylaws as set forth in these resolutions is hereby approved.

The stockholders approved the proposal as follows:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
65,514,300	0	0	0

Stockholder Proposal No. 3: Approval of an Amendment to the Bylaws and Terms of Directors.

At its annual meeting of the stockholders held on April 21, 2011, pursuant to a stockholder proposal and not pursuant to any recommendation or solicitation of proxies by the directors of the Company, a majority of the stockholders of the Company voted to approve an amendment to the Company’s Bylaws and to extend the terms of the directors elected at the meeting as follows:

WHEREAS, it is deemed by a majority of the outstanding shares of this corporation to be in the best interests of the shareholders and of the corporation to amend the Bylaws to provide for the term of directors of this corporation to be fixed at three (3) years and that such terms shall be staggered;

RESOLVED, that Article II Section 4 of the Bylaws is hereby amended to read: “Directors shall be elected at each annual meeting of the Shareholders to hold office for a term of three (3) years. Each Director, including a Director elected to fill a vacancy, shall hold office until the expiration of his or her three-year term at the annual meeting and until a successor has been elected and qualified.”

RESOLVED FURTHER, that, notwithstanding the above resolution, the directors elected at this meeting shall serve initial terms as follows:
i.           James Stonehouse, Georges Juilland shall serve an initial term of two (2) years;
ii.           Patrick Champney, Luis Munoz, and Michel Rowland shall serve an initial term of three (3) years; and
iii.           Timothy Benjamin and Ricardo Cordón shall serve an initial term of four (4) years.

RESOLVED FURTHER, that this amendment of the Bylaws and the terms of the directors as set forth in these resolutions is hereby approved.

The stockholders approved the proposal as follows:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
65,514,300	0	0	0

Stockholder Proposal No. 4: Approval of an Amendment to the Bylaws.

At its annual meeting of the stockholders held on April 21, 2011, pursuant to a stockholder proposal and not pursuant to any recommendation or solicitation of proxies by the directors of the Company, a majority of the stockholders of the Company voted to approve an amendment to the Company’s Bylaws as follows:

WHEREAS, it is deemed by a majority of the outstanding shares of this corporation to be in the best interests of the shareholders and of the corporation to amend the Bylaws to provide for regular meetings of the Directors every quarter;

RESOLVED, that Article II Section 9 of the Bylaws is hereby amended to provide that the regular meetings of the Directors shall be held every quarter instead of every month, at a time and place to be designated by the Board of Directors”

RESOLVED FURTHER, that this amendment of the Bylaws and the terms of the directors as set forth in these resolutions is hereby approved.

The stockholders approved the proposal as follows:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
65,514,300	0	0	0

Stockholder Proposal No. 5: Approval of an Amendment to the Bylaws.

At its annual meeting of the stockholders held on April 21, 2011, pursuant to a stockholder proposal and not pursuant to any recommendation or solicitation of proxies by the directors of the Company, a majority of the stockholders of the Company voted to approve an amendment to the Company’s Bylaws as follows:

WHEREAS, it is deemed by a majority of the outstanding shares of this corporation to be in the best interests of the shareholders and of the corporation to amend the Bylaws to provide for the Directors to determine the time and date of the annual meetings of the stockholders;

RESOLVED, that Article IV Sections 1 and 2 of the Bylaws are hereby amended as follows: “The annual meeting of the stockholders shall be held on April 20 in each year, at the hour of 10:00 a.m., or at such other time on such other day within thirty days of such date as shall be fixed by the board of directors, for the purpose of electing directors and for the transaction of such other business as may lawfully come before the meeting. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein for any annual meeting of the stockholders, or at any adjournment of such, the board of directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as convenient.”

RESOLVED FURTHER, that this amendment of the Bylaws as set forth in these resolutions is hereby approved.

The stockholders approved the proposal as follows:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
65,514,300	0	0	0

Stockholder Proposal No. 6: Approval of an Amendment to the Bylaws.

At its annual meeting of the stockholders held on April 21, 2011, pursuant to a stockholder proposal and not pursuant to any recommendation or solicitation of proxies by the directors of the Company, a majority of the stockholders of the Company voted to approve an amendment to the Company’s Bylaws as follows:

WHEREAS, it is deemed by a majority of the outstanding shares of this corporation to be in the best interests of the shareholders and of the corporation to amend the Bylaws to specify the quorum required for stockholder meetings as follows;

RESOLVED, that Article IV Section 8 of the Bylaws is hereby amended to read as follows: “The holders of ten (10%) percent of the shares entitled to vote at any meeting of stockholders, present in person or represented by proxy, shall constitute a quorum for the transaction of any business at any such meeting, provided that when a specified item of business is required to be voted on by a class or series (if the corporation shall then have outstanding shares of more than one class or series) voting as a class, the holders of ten (10%) percent of the shares of such class or series shall constitute a quorum (as to such class or series) for the transaction of such item of business. When a quorum is once present to organize a meeting of stockholders, it is not broken by the subsequent withdrawal of any stockholders or their proxies. The holders of a majority of shares present in person or represented by proxy at any meeting of stockholders, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken and at the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting.”

RESOLVED FURTHER, that this amendment of the Bylaws as set forth in these resolutions is hereby approved.

The stockholders approved the proposal as follows:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
65,514,300	0	0	0

Stockholder Proposal No. 7: Advisory Vote on Compensation and Indemnification of Directors.

At its annual meeting of the stockholders held on April 21, 2011, pursuant to a stockholder proposal and not pursuant to any recommendation or solicitation of proxies by the directors of the Company, a majority of the stockholders of the Company voted to approve a recommendation to the Company’s board of directors as follows:

WHEREAS, it is deemed by a majority of the outstanding shares of this corporation to be in the best interests of the shareholders and of the corporation to advise the board of directors to amend the Bylaws of the corporation to establish compensation and indemnification of the directors of this corporation as follows;

RESOLVED, that a majority of the outstanding shares of this corporation advise and recommend to the board of directors of the corporation to establish a board of directors compensation policy in accordance with the following:

The shareholders recommend the establishment of a qualified stock option plan, with each independent (non-management) member of the board of directors shall receive annual compensation of a one-year option to purchase one million (1,000,000) shares of common stock at eighty five (85%) percent of closing market price on the date of grant.

In addition to the annual compensation recommended above and reimbursement of reasonable expenses, the stockholders recommend that each independent (non-management) member of the Board of Directors shall be entitled to meeting attendance fees (payable quarterly in arrears) as follows:

Meeting Attendance Fees:
Board of Directors Meetings	$5,000
Board of Directors Telephonic Meetings	$1,000

The independent (non-management) directors are: Timothy Benjamin (Chairman of the Board), James Stonehouse, Georges Juilland, Ricardo Cordón, Luis Munoz, and Michel Rowland.

RESOLVED FURTHER, that a majority of the outstanding shares of the corporation recommend that the board of directors and officers of the corporation shall be indemnified and held harmless, to the extent permitted by law, from and against any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative, arising by reason of that person’s status as a director, officer, employee and/or agent of the corporation during and after such person’s employment. In addition, to the extent permitted by law, the corporation shall pay in advance or reimburse any expenses, including reasonable attorney's fees, such person incurs in investigating and defending any actual or threatened action, suit or proceeding for which such person may be entitled to indemnification. However, such person must agree to repay any expenses paid or reimbursed by the corporation if it is ultimately determined that he or she is not legally entitled to be indemnified by the corporation.

RESOLVED FURTHER, that the recommendations of the stockholders as set forth in these resolutions is hereby approved.

The stockholders approved the proposal as follows:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
65,514,300	0	0	0

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

Exhibits

(d) Exhibits.
10.1	Copper Cathode Sale and Purchase Agreement incorporated by reference to Exhibit 10.1 of the Company’s Definitive Proxy Statement on Schedule 14A filed on April 11, 2011.
3.1	Amendment to Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIERRA RESOURCE GROUP, INC.

Date: April 27, 2011	By:	/s/ R. Patrick Champney
R. Patrick Champney
Chief Executive Officer